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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Outlook Group Corp. ("the Company") on Form 10-Q for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard C. Fischer, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and
         2. The information contained in the Report fairly present, in all material respects, the financial condition and results of operation of the Company.

/s/ Richard C. Fischer
----------------------
Richard C. Fischer
Chief Executive Officer
January 14, 2003

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.